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                                                              Exhibt 23.1

                       Consent of Independent Accountants




     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 1997 appearing on page 23 of Crown Cork & Seal Company, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.


PRICE WATERHOUSE LLP
Philadelphia, Pennsylvania
April 24, 1997























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